UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610

Not Applicable (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On January 26, 2023, the United States Bankruptcy Court in the Southern District of Florida, Ft. Lauderdale Division, entered an order (the “Order”) granting a motion from the debtors (including FNU, as defined below) pursuant to Section 365(a) of the Bankruptcy Code authorizing such debtors to reject that certain Management Advisory Services Agreement dated and effective as of July 1, 2022 (the “Advisory Services Agreement”) between a wholly-owned subsidiary of HG Holdings, Inc. (the “Company”), HG Managing Agency, LLC, a North Carolina limited liability company (“HGMA”) and FedNat Underwriters, Inc. (“FNU”). Based on the Order, the Advisory Services Agreement is deemed rejected as of December 12, 2022.

The description of the Advisory Services Agreement and the relationships between the Company, its affiliates and the parties to the Advisory Services Agreement contained in the Company’s Current Report on Form 8-K filed on July 7, 2022 is hereby incorporated by reference hereto.

As background, on December 11, 2022, FedNat Holding Company (“FedNat”) and certain of its wholly owned subsidiaries, including FNU, filed voluntary petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida for the stated reason to maximize value for all stakeholders. As part of the Chapter 11 process, based on its voluntary petitions, FedNat said it will evaluate all strategic alternatives to maximize value for stakeholders, whether that be a reorganization of its business or a sale of its assets.

Effective with the rejection of the Advisory Services Agreement, the Company will no longer earn compensation for the remaining duration of the agreement. The Company is exploring all measurers regarding the recovery of any lost compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: February 2, 2023	By:	/s/ Justin H. Edenfield
Justin H. Edenfield
Principal Financial and Accounting Officer